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                                                                    EXHIBIT 25.8

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|




                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


        New York                                          13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                          identification no.)

48 Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                  (Zip code)






                                SUNAMERICA INC.
              (Exact name of obligor as specified in its charter)


          Maryland                                          86-0176061
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                         identification no.)

1 SunAmerica Center
Los Angeles, California                                     90067-6022
(Address of principal executive offices)                    (Zip code)

                            ______________________

                     Guarantee of Preferred Securities of
                         SunAmerica Capital Trust III
                      (Title of the indenture securities)
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1.General information.  Furnish the following information as to the Trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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    Superintendent of Banks of the State of       2 Rector Street, New York,
    New York                                      N.Y. 10006, and Albany,
                                                  N.Y. 12203

    Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                  N.Y.  10045

    Federal Deposit Insurance Corporation          Washington, D.C.  20429

    New York Clearing House Association            New York, New York

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.  (See Note on page 3.)

16. List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement
        No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
        No. 33-44051.)

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     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                     NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                   SIGNATURE


Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of October, 1996.


                                            THE BANK OF NEW YORK



                                            By: /s/ Walter N. Gitlin
                                                -----------------------
                                                Name:  Walter N. Gitlin
                                                Title: Vice President

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